EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
       AND CHIEF FINANCIAL OFFICER

Ludwig Kuttner, Chief Executive Officer and Charles W. Clayton, Chief Financial Officer of Hampshire Group, Limited (the "Company"), each hereby certify that:

1. The Annual Report of the Company on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition as of December 31, 2004 and the results of operations of the Company for the period then ended.





                                          /s/ Ludwig Kuttner
Date:  March 24, 2005                     -------------------------
                                          Ludwig Kuttner
                                          Chief Executive Officer




Date:  March 24, 2005                     /s/ Charles W. Clayton
                                          --------------------------
                                          Charles W. Clayton
                                          Chief Financial Officer